UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

APA CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

APA Corporation 2000 Post Oak Boulevard, Suite 100 Houston, TX 77056

You invested in APA CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2023.

Get informed before you vote

View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* May 23, 2023 10:00 AM CDT
Point your camera here and
vote without entering a
control number
APA Corporation Annual Meeting of Shareholders will be held virtually. Please visit www.proxydocs.com/brokers/APA for additional information.

    *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com	Control #

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

01	Annell R. Bay	For

02	John J. Christmann IV	For

03	Juliet S. Ellis	For

04	Charles W. Hooper	For

05	Chansoo Joung	For

06	H. Lamar McKay	For

07	Amy H. Nelson	For

08	Daniel W. Rabun	For

09	Peter A. Ragauss	For

10	David L. Stover	For

11	Ratification of Ernst & Young LLP as APA’s Independent Auditors	For

12	Advisory Vote to Approve Compensation of APA’s Named Executive Officers	For

13	Advisory Vote on the Frequency of the Advisory Vote to Approve Compensation of APA’s Named Executive Officers	Year

14	Approval of an amendment to APA’s Amended and Restated Certificate of Incorporation to provide for the exculpation of officers	For

NOTE: The Proxies are authorized to vote in their best judgment upon such other business as may properly come before the meeting or any adjournment thereof. *Please refer to the Proxy Statement “How to Register for and Access the Virtual Meeting” as advanced registration is required. Each holder of record of the Company’s common stock as of the record date may virtually attend and vote at the annual meeting by registering in advance.*

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.